                                                                  EXHIBIT 10.20






                           INVESTORS' RIGHTS AGREEMENT



                                  MAY 6, 1999

                                TABLE OF CONTENTS



                                                                                              Page
                                                                                              ----
1.  Registration Rights........................................................................1
           1.1  Definitions....................................................................1
           1.2  Request for Registration.......................................................2
           1.3  Company Registration...........................................................4
           1.4  Form S-3 Registration..........................................................5
           1.5  Obligations of the Company.....................................................6
           1.6  Information from Holder........................................................9
           1.7  Expenses of Registration.......................................................9
           1.8  Indemnification................................................................9
           1.9  Reports Under Securities Exchange Act of 1934.................................12
           1.10  Assignment of Registration Rights............................................12
           1.11  "Market Stand-Off"Agreement..................................................13
           1.12  Limitation on Subsequent Registration Rights.................................13
           1.13  Termination of Registration Rights...........................................13

2.  Covenants of the Company..................................................................14
           2.1  Delivery of Financial Statements..............................................14
           2.2  Inspection....................................................................14
           2.3  Termination of Covenants......................................................14
           2.4  Right of First Offer..........................................................14
           2.6  Authority; Enforceability.....................................................16

3.  Miscellaneous.............................................................................16
           3.1  Successors and Assigns........................................................16
           3.2  Governing Law.................................................................16
           3.3  Counterparts..................................................................16
           3.4  Titles and Subtitles..........................................................17
           3.5  Notices.......................................................................17
           3.6  Expenses......................................................................17
           3.7  Entire Agreement; Amendments and Waivers......................................17
           3.8  Severability..................................................................17
           3.9  Aggregation of Stock..........................................................17

                           INVESTORS' RIGHTS AGREEMENT



         THIS INVESTORS' RIGHTS AGREEMENT is made as of the 6th day of May, 1999, by and among GlobeSpan, Inc., a Delaware corporation (the "Company"), the investors in the Company's Series A Preferred Stock listed on Schedule A hereto (the "Series A Investors") and the investors in the Company's Common Stock listed on Schedule B hereto (the "Common Stock Investors"). The Series A Investors and the Common Stock Investors are collectively referred to herein as the "Investors."

                                    RECITALS

         WHEREAS, the Common Stock Investors own Common Stock of the Company;

         WHEREAS, the Company and the Series A Investors are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Agreement");

         WHEREAS, in order to induce the Common Stock Investors and the Company to approve the issuance of the Series A Preferred Stock, and to induce the Series A Investors to invest funds in the Company pursuant to the Series A Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issued or issuable to them and certain other matters as set forth herein;

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Registration Rights. The Company covenants and agrees as follows:

            1.1 Definitions. For purposes of this Section 1:

                 (a) The term "Act" means the Securities Act of 1933, as amended.

                 (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                 (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

                 (d) The term "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock under the Act.

                 (e) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

                 (f) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                 (g) The term "Registrable Securities" means (i) the Common Stock of the Company issued to the Common Stock Investors, (ii) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) or (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                 (h) The number of shares of "Registrable Securities" outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

                 (i) The term "SEC" shall mean the Securities and Exchange Commission.

            1.2 Request for Registration.

                 (a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time that is at least six (6) months after the effective date of the Initial Offering, a written request from the Holders of thirty percent (30%) or more of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $10,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company's notice pursuant to this Section 1.2(a).

                 (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                 (c) The Company shall not be required to effect a registration pursuant to this Section 1.2:

                     (i) in any particular state in which under relevant Blue Sky law the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

                     (ii) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

                     (iii) if not more than thirty (30) days prior to receipt of a written notice of a request for registration pursuant to this Section 1.2, the Company shall have (x) circulated to prospective underwriters and their counsel a draft of a registration statement for a primary offering of equity securities on behalf of the Company, (y) solicited bids for a primary offering of shares of Common Stock of the Company or (z) otherwise reached an understanding with an underwriter with respect to a primary offering of shares of Common Stock of the Company, subject to the provision of Section 1.3 hereof, the Company may preempt with such primary offering the registration requested pursuant to this Section
1.2 by delivering written notice of such intention (the "Preemption Notice") to the Initiating Holders within five days after the Company has received such notice of request for registration; provided that the period of preemption may be up to thirty (30) days following the date of the Preemption Notice;

                     (iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section
1.4 hereof; or

                     (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than forty-five (45) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period.

         1.3 Company Registration.

            (a) If (but without any obligation to do so under this Section 1) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after receipt of such notice from the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

            (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 1.7 hereof.

            (c) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company; provided that the Company shall allow each Holder of Registrable Securities holding at least fifteen percent (15%) of the total outstanding shares of Common Stock of the Company and its counsel to participate in the negotiation of such underwriting agreement, and approve its terms, such approval not to be unreasonably withheld; provided further, that each such participating Holder of Registrable Securities participating may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder of Registrable Securities thereunder; provided further, that any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law or with respect to matters incidental to the foregoing as reasonably requested by the underwriters. If (i) the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their good faith judgment is compatible with the success of the offering and (ii) all stockholders holding five percent (5%) or more of the total outstanding shares of Common Stock and Preferred Stock of the Company on a fully-diluted basis and all officers and directors of the Company are also restricted in their ability to include securities in such offering by terms at least as restrictive as this Section 1.3(c), then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders, and any shares of the Company's Common Stock held by Lucent Technologies, Inc. which have applicable registration rights, according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders), but in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

         1.4 Form S-3 Registration. In case the Company shall receive from the Holders of at least fifteen percent (15%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 pursuant to Rule 415 under the Act and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

            (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

            (b) use reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

                 (i) if Form S-3 is not available for such offering by the Holders;

                 (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000;

                 (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than forty-five (45) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right or the right set forth in Section 1.2(c)(v) more than once in any twelve (12) month period; or

                 (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4.

                 (v) in any particular state in which under relevant Blue Sky laws the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act.

            (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

         1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and to keep such registration statement effective until the distribution contemplated in the Registration Statement has been completed except in the case of a "shelf registration" for which such period shall be the earlier of two (2) years, or until the date on which all securities registered under such registration statement have been sold or withdrawn; provided that as far in advance as practicable before filing each such registration statement, the Company shall furnish copies of all such documents proposed to be filed to counsel to each Holder of Registrable Securities holding at least ten percent (10%) of the total outstanding shares of Common Stock of the Company;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and to comply with the provisions of all applicable securities laws with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such registration statement; provided that as far in advance as practicable before filing each such amendment and supplement, the Company shall furnish copies of all such documents proposed to be filed to counsel to each Holder of Registrable Securities holding at least ten percent (10%) of the total outstanding shares of Common Stock of the Company;

            (c) furnish to the Holders such numbers of copies of such registration statement (including amendments and supplements thereto) and the prospectus, including the preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

            (d) use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary or advisable to enable the sellers of Registrable Shares to consummate the disposition in such jurisdictions of such securities owned by such sellers; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

            (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

            (f) as soon as practicable notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of any seller, the Company shall promptly prepare and furnish to each seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading;

            (g) cause all such Registrable Securities registered pursuant hereunder to be listed, on or prior to the effective date of such registration statement, on each securities exchange on which similar securities issued by the Company are then listed;

            (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

            (i) make available for inspection by each Holder of more than ten percent (10%) of the outstanding shares of Common Stock of the Company, any underwriter participating in any sale or other disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Company or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by each such Holder or any such underwriter, attorney, accountant or agent in connection with such registration statement (including the opportunity to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements) as shall be necessary, in the opinion of their respective counsel, to conduct a reasonable investigation within the meaning of the Act; and give each such Holder, the underwriters and their respective attorneys, accountants or agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or each prospectus filed with the Securities and Exchange Commission (the "Commission") in connection therewith;

            (j) promptly notify each seller of Registrable Shares and each underwriter, if any:

                 (i) when such registration statement or any prospectus used in connection therewith has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                 (ii) of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

                 (iii) of the notification to the Company by the Commission or any other regulatory authority of its initiation of any proceeding with respect to, or of the issuance by the Commission or any other regulatory authority of, any stop order suspending the effectiveness of such registration statement; and

                 (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction;

and, in the case of clauses (ii), (iii) and (iv), promptly use all reasonable and diligent efforts (A) to respond satisfactorily to any such comments and to file promptly any necessary amendments or supplements, (B) to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued and (C) to obtain the withdrawal of any such suspension of qualification, respectively;

         (k) furnish to each seller of Registrable Shares a signed counterpart, addressed to such seller (and each underwriter, if any) of:

                 (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller (and such underwriter); and

                 (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, provided that such seller of Registrable Shares provides such accountants with such certificates as are reasonably and customarily requested by such accountants;

in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements and other financial matters, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

            (l) otherwise use all reasonable and diligent efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable an earning statement satisfying the provisions of
Section 11(a) of the Act and Rule 158 promulgated thereunder; and

            (m) cooperate with each Holder of more than ten percent (10%) of the outstanding shares of Common Stock of the Company and each underwriter or agent participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

         1.6 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         1.7 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, listings, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company (whether or not such registrations shall become effective).

         1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

            (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls, is controlled by or under common control with such Holder or underwriter within the meaning of the Act or the 1934 Act (collectively, the "Indemnified Parties"), against any losses, claims, damages, penalties, judgments, costs, expenses or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, penalties, judgments, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, (iv) any breach of any representation, warranty, agreement or covenant made by the Company in this Agreement, any registration statement (including any supplement or amendment), each periodic report or proxy statement filed by the Company with the Commission under the 1934 Act and any agreement or other document in furtherance of any of the foregoing, or (v) any litigation, claims, suits or proceedings to which an Indemnified Party is made a party (other than as a plaintiff) in its capacity as a direct or indirect holder or owner of shares of Common Stock of the Company; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, penalty, judgment, cost, expense or liability; provided, however, that the indemnity agreement contained in this subsection l.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, penalty, judgment, cost, expense or liability if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, penalty, judgment, cost, expense or liability to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

            (b) Promptly after receipt by an indemnified party under this
Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right, but not the obligation, to participate, at its own expense, in the defense thereof through counsel of its own choice and shall have the right, but not the obligation, to assert any and all cross-claims or counterclaims it may have; provided further that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

            (c) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, penalty, judgment, cost or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, penalty, judgment, cost or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) of this Section 1.8(c) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) in this Section 1.8(c) but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the Violation that resulted in such loss, liability, claim, damage, penalty, judgment, cost or expense, as well as any other relevant equitable considerations. In connection with any registration statement filed with the Commission by the Company, (x) the relative benefits received by the indemnifying party on the one hand and the indemnified parties on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering of any securities registered thereunder the shares of Common Stock of the Company (before deducting expenses) received by the indemnifying party and the net proceeds from the offering of any shares of Common Stock of the Company (before deducting expenses) received by such indemnified parties, bear to the aggregate public offering price of the securities registered thereunder, (y) the relative fault of the indemnifying party on the one hand and such indemnified parties on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (z) the indemnified parties' respective obligations to contribute pursuant to this Section 1.8 are several in proportion to the respective number of shares of Common Stock of the Company they sell under any such registration statement, and not joint.

            (d) The Company and the Investors agree that it would not be just or equitable if contribution pursuant to this Section 1.8 were determined by pro rata allocation (even if the Investors were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 1.8(c) hereof. The amount paid or payable by an indemnified party as a result of any loss, liability, claim, damage, penalty, judgment, cost or expense referred to in Section 1.8(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 1.8, in connection with any registration statement filed by the Company, none of the Investors shall be required to contribute any amount in excess of the net proceeds from the offering of the shares of Common Stock of the Company (before deducting expenses) received by such Investor under any registration statement, by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 1.8 are not exclusive and shall not limit any rights or remedies which may otherwise by available to any indemnified party at law or in equity.

            (e) The obligations of the Company and Holders under this Section
1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise and shall, in any event, remain in effect with respect to an Investor so long as such Investor may, in the reasonable judgment of counsel for such Investor as evidenced by a written opinion to such effect, constitute a "controlling person" with respect to the Company, or be part of a group that may constitute such a "controlling person," within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; provided that the termination of Section 1.8 hereof shall not be effective as to any loss, liability, claim, damage, penalty, judgment, cost or expense or to any related facts that arose while Section 1.8 shall have been in effect, and as to each of such loss, liability, claim, damage, penalty, judgment, cost or expense the parties' rights and obligations hereunder shall survive.

         1.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the Initial Offering;

            (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

            (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

            (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

         1.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is an affiliate, or a subsidiary, parent, partner, limited partner, retired partner or shareholder, of such Holder and (ii) after such assignment or transfer holds at least five hundred thousand (500,000) shares of Registrable Securities (subject to stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.11 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

            1.11 "Market Stand-Off" Agreement. Each Holder hereby agrees that, so long as all stockholders holding five percent (5%) or more of the total outstanding shares of Common Stock and Preferred Stock of the Company on a fully-diluted basis and all officers and directors of the Company are also restricted in their ability to transfer securities of the Company after the Company's Initial Offering by terms at least as restrictive as this Section 1.11, it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The underwriters in connection with the Company's Initial Offering are intended third party beneficiaries of this Section 1.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

            1.12 Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant to such holder or prospective holder registration rights that are senior to the registration rights set forth in this
Section 1.

            1.13 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the Initial Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 under the Act.

         2. Covenants of the Company.

            2.1 Delivery of Financial Statements. The Company shall deliver to each Investor who continues to hold at least five hundred thousand (500,000) shares of Registrable Securities (subject to stock splits, stock dividends, combinations and other recapitalizations):

                 (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                 (b) as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and

                 (c) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (c) or any other subsection of Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

            2.2 Inspection. The Company shall permit each Investor who continues to hold at least five hundred thousand (500,000) shares of Registrable Securities (subject to stock splits, stock dividends, combinations and other recapitalizations), at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

            2.3 Termination of Covenants. The covenants set forth in Sections
2.1 and 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

            2.4 Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Series A Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). The right of first offer set forth in this Section 2.4 shall not be transferable except to wholly-owned subsidiary of such Series A Investor.

         Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Series A Investor in accordance with the following provisions.

            (a) The Company shall deliver a notice in accordance with Section
3.5 ("Notice") to the Series A Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms upon which it proposes to offer such Shares.

            (b) By written notification received by the Company, within fifteen
(15) calendar days after receipt of the Notice, the Series A Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by such Series A Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities). The Company shall promptly, in writing, inform each Series A Investor that elects to purchase all the shares available to it (a "Fully-Exercising Series A Investor") of any other Series A Investor's failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Series A Investor may elect to purchase that portion of the Shares for which Series A Investors were entitled to subscribe but which were not subscribed for by the Series A Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series A Preferred Stock then held, by such Fully-Exercising Series A Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by all Fully-Exercising Series A Investors who wish to purchase some of the unsubscribed shares.

            (c) If all Shares that the Series A Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the sixty (60) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Series A Investors in accordance herewith.

            (d) The right of first offer in this Section 2.4 shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to employees, directors and consultants for the primary purpose of soliciting or retaining their services; (ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities,
(iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (v) the issuance of shares of Common Stock (or options or warrants therefor) to equipment lessors or financial institutions in connection with equipment financings or commercial credit arrangements.

            (e) The right of first offer in this Section 2.4 shall terminate upon the Company's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which is not less than $2.737 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) and $15,000,000 in the aggregate.

         2.5 Authority; Enforceability. Each party has the organizational power and authority to enter into this Agreement and to carry out its obligations hereunder. Each party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action, and no other act or proceeding, corporate or otherwise, on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by each party and constitutes its valid and binding obligation, enforceable against it in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or of equity).

         3. Miscellaneous.

            3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities and including any partners of Communication Partners, L.P.). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

            3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            3.7 Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities each future holder of all such Registrable Securities, and the Company.

            3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                  GLOBESPAN, INC.


                                  By:_________________________________________
                                      Armando Geday

                                  Title: President and Chief Executive Officer


                                  SERIES A INVESTORS:


                                  CISCO SYSTEMS, INC.


                                  By:_________________________________________
                                  Print Name:_________________________________
                                  Title:______________________________________


                                  INTEL CORPORATION


                                  By:_________________________________________
                                  Print Name:_________________________________
                                  Title:______________________________________



                                  COMMON STOCK INVESTORS:


                                  COMMUNICATION PARTNERS, L.P.


                                  By:_________________________________________
                                  Print Name:_________________________________
                                  Title:______________________________________



                                SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT